ACHAOGEN

Nasdaq: AKAO

Needham Healthcare Conference

April 15, 2015

Forward Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, potential market size, commercial opportunity and market share, availability and potential sources of funding, clinical trial results, product approvals and regulatory pathways, research and development costs, timing, strategies for completion and likelihood of success for our business activities, including in particular our Phase 3 CARE (Combating Antibiotic Resistant Enterobacteriaceae) trial and our proposed Phase 3 cUTI trial evaluating plazomicin, plans and objectives of management for future operations, and future results of current and anticipated products, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see our Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 16, 2015 and our future periodic reports on Form 10-K or Form 10-Q. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation concerns drugs that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Developing Antibacterial Medicines Targeting Growing Unmet Medical Needs

- Plazomicin – lead product with strong commercial opportunity
  - Targeting carbapenem-resistant Enterobacteriaceae (CRE) infections associated with high morbidity and mortality
  - Significant commercial opportunity driven by high unmet medical need and pricing power
  - Program Status
    - Phase 3 cUTI trial: topline data and NDA 2H 2017
    - Phase 3 CARE trial: forecast sNDA 2H 2018
- Exciting discovery programs targeting drugs to treat gram-negative bacterial infections
  - LpxC inhibitor
  - Bactericidal antibody
- Substantial non-dilutive funding including $104MM BARDA contract

Pipeline


DISCOVERY
PHASE 1
PHASE 2
PHASE 3
Plazomicin
cUTI
BSI and Pneumonia – Target pathogen: Carbapenem-Resistant Enterobacteriaceae
LpxC Inhibitors
Antibacterial Antibody
Target pathogens:
Pseudomonas aeruginosa &
Acinetobacter baumannii
Additional Gram-Negative Targets

Achagen Leadership Team



Kenneth Hillan, M.B., Ch.B
Chief Executive Officer



Ian Friedland, MD
Chief Medical Officer

Extensive background in drug discovery & development and product commercialization



Derek Bertocci
Chief Financial Officer



Darcy Mootz, Ph.D.
Vice President
Corporate Development

Strong Momentum Towards Improving the Funding, Regulatory, and Commercial Prospects for Antibiotics

Selected Recent Activities	*Impact*
CDC Threat Report	Enhanced awareness of urgent need for new antibiotics
GAIN Act	Additional market exclusivity
FDA Guidance	Increased federal R&D funding
PCAST Report	Faster, more flexible regulatory pathways
President's National Action Plan	Potential for significant pricing power in patient populations with resistant infections
DISARM Act	
ADAPT Act	
PATH Act	

Expanded Plazomicin Development Plan

- Favorable regulatory and antibiotic market developments create an attractive opportunity to improve the path to market for plazomicin
- Pivotal Phase 3 study in cUTI
  - Single pivotal study expected to support first US approval of plazomicin
- In parallel, implementing a protocol amendment in our Phase 3 CARE study in CRE with goal of accelerating patient enrollment rate
- Plan accomplishes two critical objectives for Achaogen:
  1. Improves predictability of Phase 3 program timeline with high probability of technical success while maintaining opportunity to show differentiation of plazomicin in CRE, and
  2. Expands potential market opportunity for plazomicin to cUTI, BSI, and nosocomial pneumonia

Phase 3 Program in Complicated UTI (cUTI) Backed by Robust Phase 2 Data

Trial Design

- **Protocol:** Multi-national, randomized, double-blind study in complicated urinary tract infection and acute pyelonephritis (cUTI/AP)
- **Study Drugs:** Plazomicin (10 or 15 mg/kg) vs. levofloxacin (750 mg)
- **N =** 145 patients

Primary Outcome*

By-Patient Microbiological Response	Plazomicin 10 mg/kg	Plazomicin 15 mg/kg	Levofloxacin 750 mg
Microbiologically Evaluable (ME)			
N	7	**35**	21
Eradication, n (%)	6 (86%)	**31 (89%)**	17 (81%)

Safety

- **Similar adverse event rates across plazomicin and levofloxacin arms. No drug-related SAEs in the plazomicin arm.**
- **Aminoglycoside class-related adverse events:**
  - Nephrotoxicity: Mean serum creatinine values stable over the course of the study
  - Ototoxicity: mild, permanent tinnitus & mild, transient vertigo (N=1 each)

* Microbiological Eradication

**Eradication rates in MITT population reflect lack of test-of-cure cultures for some patients

ACHAOGEN

Phase 3 cUTI Provides Potential for Initial US Approval in 2018

- Single Phase 3 study in cUTI to support US approval
- 15% non-inferiority margin translates to a smaller study sample size (n=~530)
- Satisfies FDA-required patient safety database
- Initial US label anticipated to reserve plazomicin for use in patients with infections that have limited or no alternative antibiotic treatment options, including CRE
- Recent FDA antibiotic label for a limited use indication included important *in vitro* and *in vivo* data against antibiotic resistant pathogens in the microbiology section

Phase 3 cUTI Study Design:
Randomized, double blind comparator controlled with oral step-down option


Signs / symptoms of cUTI, including AP*
Plazomicin
Meropenem
Levofloxacin
Primary Endpoint
Microbiological eradication + clinical cure

- Single global Phase 3 study
- Goal is to open sites for enrollment starting Q4 2015
- Topline results projected in H2 2017

*AP = acute pyelonephritis

ACHAOGEN

Significant Opportunity for Plazomicin to Address Unmet Medical Need in Treatment of CRE UTIs

- Limited treatment options for patients with CRE UTI infections
- Infectious disease (ID) physicians estimate CRE UTIs have significant morbidity and mortality[1]
- Risk of progression to urosepsis is a key concern[2]
- Significant ID physician interest in plazomicin based on cUTI data[1]

Physician Responses to cUTI Product Profile[1]

*"Fills niche in MDR treatment. **ESBL and carbapenem** resistance treatment option."*

*"Effective against MDROs, **safer alternative to colistin** and at least as safe as existing aminoglycosides."*

*"Better aminoglycoside that would help **preserve carbapenem class**; minimal adverse effects."*

*"Can be used alone or **in combination** with existing antimicrobials with the potential to **[reduce] patients' hospital length of stay and ultimately cost**."*

1. 2015 AKAO Quantitative Market Research Survey
2. Eur J Clin Invest. 2008 Oct;38 Suppl 2:45-9.

Anticipated US Plazomicin cUTI Label Commercially Favorable

Label Section 1: Indications and Usage

Anticipated **Label Statement**:

- As only limited clinical safety and efficacy data are currently available, reserve plazomicin for use in patients who have limited or no alternative treatment options

Achaogen Perspective:

- Unmet need population / opportunity for new drug = patients with few treatment options
- Supportive of 1st line empiric therapy for suspected CRE and definitive therapy for confirmed CRE
- Consistent with proper antibiotic stewardship which forestalls the development of resistance
- Limited patient population conducive to value-based pricing

Label Section 12: Microbiology

Potential **Label Statement**:

- Plazomicin demonstrated *in vitro* activity against Enterobacteriaceae in the presence of aminoglycoside modifying enzymes and carbapenemases (molecular types/groups listed)

Achaogen Perspective:

- Supports promotion efforts targeting patients with high unmet need due to MDR infections

Plazomicin is Differentiated from Key Late-Stage CRE Competitors

Drug / Company	Description	Status	Mechanism Coverage			CRE Trial	Indications
			KPC	MBL	OXA-48		
Plazomicin / Achaogen	IV aminoglycoside	Phase 3	✓	✓	✓	✓	cUTI CRE: BSI & HAP/VAP
Avycaz / AZ & Actavis	IV BL/BLI (ceftazidime + avibactam)	Approved 2/25/15	✓	✗	✓	✗	*Label:* cUTI, cIAI *Development:* HAP/VAP
Eravacycline / Tetraphase	IV/oral tetracycline	Phase 3 (one study complete)	✓	✓	✓	✗	cUTI cIAI
Carbavance / The Medicines Company	IV BL/BLI (meropenem + RPX-7009)	Phase 3	✓	✗	✗	✓	cUTI CRE: mixed infections
Relebactam / Merck	IV BL/BLI (imipenem + MK-7655)	Phase 2	✓	✗	✗	TBD	cUTI cIAI

Strong Infectious Disease Physician Interest in Prescribing Plazomicin

Clinical data from CARE and cUTI study available



Physician Adoption Estimates[1]
Range Based on Potential CARE Efficacy Outcomes
Percent of Patients Receiving Plazomicin
50%
40%
30%
20%
10%
0%
32%
27%
42%
32%
36%
28%
42%
29%
36%
26%
40%
26%
E
D
UTI
BSI
Pneumonia

E Population treated empirically for suspected CRE Infection

D Population treated for documented CRE Infection

Physician Responses to cUTI + CARE Product Profile[1]

*"Novel agent with **superior efficacy** and antimicrobial coverage and lesser side effects."*

*"**One of the best options** for treatment for CRE infections"*

*"**Better than our standard last line drugs (colistin)**. Same toxicity profile as [other] aminoglycosides (renal)"*

*"Will insist to let them know that this product is new and effective and **better for the hospital reputation.**"*

1. 2015 AKAO Quantitative Market Research Survey and internal analysis; Physician verbatims based on profile with statistically significant mortality benefit

Substantial Addressable Patient Population

Suspected and Confirmed CRE opportunity in multiple infection types

US and EU-5 Estimated Inpatient Cases in 2014

UTI 7.0 M

Pneumonia 2.5 M

BSI 2.3 M

Total Inpatients 11.8 M

Confirmed CRE Opportunity
(5-14 days of therapy)

X **~55%** Entero-bacteriaceae X **1.8%** carbapenem-resistance = **~120 K** CRE cases

73% UTI
13% Pneumonia
14% BSI

Suspected CRE Opportunity
(1-3 days of therapy)

X **~70%** empiric treatment X **17 %** Infectious Disease (ID) consult = **~1.4 M** Empiric, ID consult cases

31% UTI
27% Pneumonia
42% BSI

- Proxy for the number of more complicated cases and/or serious infections
- **A subset** of these patients will be deemed to be at risk for CRE (expected to rise over time)

Sources: Decision Resources, Arlington Medical Resources, primary literature, CDC & ECDC, TSN Surveillance Network, TEST Surveillance Database, and company internal analysis

Rates of Carbapenem Resistance Continue to Climb

Carbapenem Resistance in *Klebsiella* spp.


Percentage of Isolates Nonsusceptible
70%
60%
50%
40%
30%
10%
8%
6%
4%
2%
0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Greece
EU-5
US

Sources
1. US — Curve extrapolated from multiple data sources:
   - 2004-2010: The Surveillance Network database–USA as published in Braykov et. al., 2013 (*Klebsiella pneumoniae*)
   - 2011: Antimicrob Agents Chemother. 2013 Apr;57(4):1982-8. (*Klebsiella* spp.; 2011 data point represents combined data from isolates collected in 2010 and 2011)
   - 2012: ICAAC 2013, poster C2-1630 (*Klebsiella pneumoniae*)
2. EU-5 — Population-weighted average, calculated from:
   - Resistance: ECDC EARS-Net, http://ecdc.europa.eu/, 2015 (*Klebsiella pneumoniae*)
   - Population: Eurostat, http://ec.europa.eu/eurostat, 2015
3. Greece — ECDC EARS-Net, http://ecdc.europa.eu/, 2015 (*Klebsiella pneumoniae*)

ACHAOGEN

Plazomicin is Well-Positioned for Value-Based Pricing with cUTI Label

CARE provides pricing upside

Few Therapeutic Options	• No agents approved for CRE infections of any type; existing therapies colistin and tigecycline have limitations
High Unmet Medical Need	• Limited use label supports usage in patients with highest unmet need, including patients with CRE urinary tract infections • CRE UTIs are associated with significant morbidity and mortality
Limited Patient Population	• Limited patient population limits pharmacy budget impact at any given institution • "Orphan drug-like" commercial model
Cost Effectiveness	• Incremental costs of MDR gram-negative infections relative to "antibiotic susceptible" infections have been estimated to be in the ten of thousands of dollar range[2] • Effective CRE therapies have potential to yield cost savings – Small reduction in days in ICU or days on mechanical ventilation can save thousands of dollars • Ability to curb spread of costly infections is also valued

1. 2015 AKAO Quantitative Market Research Survey
2. De Angelis, J Med Microb Diagn. 2014, 3:1.

Changes in External Landscape Supportive of Move to Value-Based Pricing

- Increased receptivity among key stakeholders to new pricing paradigm
  - In 2013 Pew Trusts Forum, panelists from FDA, pharma, and payers generally agreed that the narrow market established by a limited population pathway sets the stage for premium pricing for antibiotics, possibly $15,000 per course
  - Hospital pharmacists accepting of higher price points for therapies targeting limited patient populations with high unmet medical need[1]
- DISARM (*Developing an Innovative Strategy for Antimicrobial Resistant Microorganisms)* introduced into Congress
  - Would provide for higher Medicare reimbursement for select antibacterials targeting serious infections

1. Achaogen Pricing Research

cUTI Trial Drives The Biggest Percentage of the Plazomicin Commercial Opportunity

Estimated Percentage of Plazomicin Revenue By Infection Type

Usage for Suspected and Confirmed CRE


Launch Year
UTI
~50%
BSI
~30%
Pneumonia
~20%
Illustrative
Growth in CRE Prevalence
Peak Revenue Year
UTI
~50%
BSI
~30%
Pneumonia
~20%

Plazomicin Phase 3 cUTI Trial
Key Development Milestones

- Key milestones
  - 2015 Q4 : Open sites for enrollment
  - 2017 H2 : Topline results
  - 2017 H2 : NDA submission
- Phase 3 trial cost estimate of $45 to $50 million
- Potential to leverage non-dilutive funding
  - Additional funding possible through exercise of Option 3 on current BARDA contract
  - Potential DTRA settlement
  - Other grants / contracts to offset costs for research programs

Phase 3 CRE Study Design

Pathogen-specific, randomized, open-label, active comparator controlled

COMBATING ANTIBIOTIC-RESISTANT ENTEROBACTERIACEAE


Presumed or Documented CRE Infection (Bloodstream Infection or Pneumonia)
1:1
Plazomicin-based regimen
Colistin-based regimen
Primary Endpoint
• 28 day mortality plus severe disease related complications
Secondary Endpoints
Safety Assessments
Pharmacoeconomic Assessments

Improving Enrollment in the CARE Study


Sites
Protocol

Sites

- Engagement → Local Presence
- Resourcing → Add study coordinators
- Number/Mix → Expand / optimize mix

Protocol

- Eligibility → Expand
- Procedures → Simplify
- Optimize Endpoint → Better measure of treatment effect

Targeting Initial Registration Based on cUTI Study Followed by Label Expansion with CARE


2014
2015
2016
2017
2018
Phase 3 cUTI
H2 '17
NDA
Submission
CARE Study
H2 '18
sNDA
Submission

- cUTI study expected to serve as pivotal study supporting US registration
- CARE study provides supplemental data in CRE patients with BSI and pneumonia → supports potential sNDA
    - sNDA is dependent on patient enrollment and positive top-line data

Discovery Engine

Two lead preclinical programs targeting gram-negative bacterial infections

- *LpxC inhibitor*
- *Antibody program*

LpxC Inhibitors: Novel Mechanism of Action with Significant Potential

- New class of bactericidal antibiotics
  - LpxC is an essential enzyme required for outer membrane synthesis in gram-negative bacteria
  - Potent activity vs. *P. aeruginosa*
  - No pre-existing resistance
- One candidate, ACHN-975, advanced into clinical trials in 2012
  - Multiple dose study halted due to local tolerability reaction
- Additional candidates currently undergoing preclinical evaluation

In vitro* Activity vs. Clinical Isolates of *P. aeruginosa

Compound	MIC_{50} (μg/ml)	MIC_{90} (μg/ml)
ACHN-975	**0.25**	**1**
Tobramycin	1	>32
Ciprofloxacin	0.5	>4
Ceftazidime	8	>32
Imipenem	2	>16
Colistin	1	4

Legend: green = Susceptible; yellow = Non-Susceptible

Therapeutic Antibody Program

- Initial target candidate profile: Monotherapy treatment for serious gram-negative infections
- Hypothesis-driven approach focused on functionally important targets on the bacterial cell surface (targets not being disclosed at this time)
- Potential benefits:
  - Direct bacterial killing
  - Favorable safety profile typically associated with monoclonal antibodies
  - Antibody PK profile with a half-life that could support a single-dose cure



Key Value Drivers

- Plazomicin
  - Phase 3 cUTI initiation Q4 2015
  - Projected cUTI top-line results and NDA filing H2 2017
  - Projected CARE sNDA H2 2018

- Research Programs
  - Investigational new drug application ("IND") - 2016
  - Proof of concept for therapeutic antibody

Financial Snapshot

- Listed on NASDAQ March 2014

AKAO - Top Institutional Shareholders: (12/31/2014)	Shares (000's)
Fidelity Management & Research Company	2,630
Domain Associates, L.L.C.	2,021
Venrock	1,746
Wellcome Trust	1,527
ARCH Venture Partners	1,419
Versant Ventures	1,281
Omega Fund Management (US)	886

	NASDAQ
Symbol:	AKAO
Market Cap (as of 04/10/2015):	$132M
Shares o/s (as of 12/31/2014):	17.9M
Price per Share (as of 04/10/2015):	$7.30
52-week high:	$17.44
52-week low:	$7.16
3-Mo Avg Daily Trading Vol. (shares)	111,913
Cash & Equivalents (12/31/2014)	$64M

Analyst Coverage			
Cantor	Dan Brims	Needham	Alan Carr
Credit Suisse	Jason Kantor	Wedbush	Heather Behanna
Cowen	Ritu Baral	William Blair	Katherine Xu
Gabelli & Co.	Kevin Kedra	SunTrust	Edward Nash

Where We Are Today

- **Harnessing regulatory and legislative tailwinds to bring plazomicin to patients & value to investors**
  - Revised plazomicin development plan offers strong commercial opportunity in patients with cUTI, BSI, or pneumonia caused by CRE
  - Enhanced NPV based on pricing and commercial analysis
  - Additional upside potential depending on CRE rates, pricing potential, clinical data, etc
  - cUTI trial improves the pathway to US approval in 2018
- **Promising on-going discovery programs targeting drugs to treat gram-negative bacterial infections**

ACHAOGEN